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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 29, 2001
                                                           ---------------------


                     MEDIQ/PRN Life Support Services, Inc.
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            (Exact name of registrant as specified in its charter)

          Delaware                     1-11286                 95-3692387
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

                                One MEDIQ Plaza
                         Pennsauken, New Jersey 08110
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     (Address of principal executive offices)                  (Zip Code)

      Registrant's Telephone number, including area code:  (856) 662-3200
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 3. Bankruptcy or Receivership

As previously reported, on January 24, 2001, MEDIQ Incorporated, a Delaware corporation ("MEDIQ"), and its wholly-owned subsidiary MEDIQ/PRN Life Support Services, Inc., a Delaware corporation ("PRN"), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. Since filing the petitions, MEDIQ and PRN have operated as debtors-in-possession under the United States Bankruptcy Code.

By order, dated May 24, 2001 (the "Confirmation Order"), the United States Bankruptcy Court for the District of Delaware confirmed the Third Amended Joint Plan of Reorganization dated May 22, 2001 (the "Plan"). The Confirmation Order was entered on the docket of the United States Bankruptcy Court for the District of Delaware on May 29, 2001. The Plan was proposed jointly by MEDIQ, PRN, MEDIQ Imaging Services, Inc. ("MEDIQ Imaging"), MEDIQ Investment Services, Inc. ("MEDIQ Investment"), MEDIQ Management Services, Inc. ("MEDIQ Management"), Value-Med Products, Inc. ("Value-Med"), American Cardiovascular Imaging Labs, Inc. ("American Cardiovascular"), MEDIQ Diagnostic Centers, Inc. ("MEDIQ Diagnostic"), MEDIQ Diagnostic Centers-I, Inc. ("MEDIQ Diagnostic I"), and MDTC Haddon, Inc. ("MDTC") (collectively, the "Plan Proponent Debtors") under Chapter 11 of the United States Bankruptcy Code. Debtor MEDIQ Mobile X-Ray Services, Inc. is not a proponent of the Plan. Accordingly, the Plan does not in any way affect or address the assets, liabilities, or operations of MEDIQ Mobile X-Ray Services, Inc.

Certain conditions precedent, which are set forth in the Plan, exist to the effectiveness of the Plan. These conditions to effectiveness are described in more detail below. As used in the Plan and the Confirmation Order, the term "Effective Date" means the first business day (a) that is at least eleven days after the Confirmation Date; (b) on which no stay of the Confirmation Order is in effect; and (c) on which all conditions in Article VIII of the Plan have been satisfied or waived in accordance with the Plan. The Effective Date of the Plan will occur no later than June 15, 2001.

Set forth below is a summary of the material terms of the Plan. This summary is qualified in its entirety by reference to the Plan, which is filed as Exhibit
2.1 to this report. Capitalized terms used, but not defined, herein shall have the same meanings as in the Plan.

In summary, the Plan divides claims and interests into the following classes and treats them as shown below:

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Class   Description                Treatment
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N/A     Administrative Claims      Cash equal to the amount of such Claim on the
                                   later of (i) the Initial Distribution Date
                                   and (ii) the date that is 10 days after the
                                   Allowance Date, unless such Holder shall have
                                   agreed to different treatment of such Allowed
                                   Claim; provided, however, that Allowed
                                          --------  -------
                                   Administrative Claims representing
                                   obligations incurred in the ordinary course
                                   of business and assumed by the Plan Proponent
                                   Debtors shall be paid or performed in
                                   accordance with the terms and conditions of
                                   the particular transactions and any
                                   agreements relating thereto.
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N/A     Tax Claims                 At the election of the applicable Plan
                                   Proponent Debtor, in its sole discretion,
                                   either (i) cash equal to the amount of such
                                   Claim on the later of (1) the Initial
                                   Distribution Date and (2) the date that is 10
                                   days after the Allowance Date, unless such
                                   Holder shall have agreed to different
                                   treatment of such Allowed Claim, or (ii) in
                                   accordance with Bankruptcy Code (S)
                                   1129(a)(9)(C), deferred
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Class   Description                Treatment
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                                   cash payments over a period not exceeding six
                                   years after the date of assessment of such
                                   claim, of a value, as of the Effective Date,
                                   equal to the allowed amount of such Allowed
                                   Tax Claim.
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1A      DIP Facility Claims        Pro Rata share of (i) a principal amount of
                                   Tranche A Notes equal to the aggregate
                                   outstanding principal amount of Advances (as
                                   defined in the DIP Facility) under the DIP
                                   Facility, plus the DIP L.C. Exposure, (ii)
                                   cash payment equal to the amount of all DIP
                                   Facility Claims in respect of accrued and
                                   unpaid interest and all fees, costs, and
                                   expenses and other amounts (other than
                                   principal) payable under the DIP Facility,
                                   and (iii) a specified portion of the New
                                   MEDIQ Preferred Stock. Such specified portion
                                   of the shares of New MEDIQ Preferred Stock to
                                   be distributed to Holders of DIP Facility
                                   Claims shall be determined by (A) multiplying
                                   the aggregate number of shares of the New
                                   MEDIQ Preferred Stock (650,000) by the number
                                   equal to (B) (i) the aggregate principal
                                   amount of Advances outstanding under the DIP
                                   Facility on the Effective Date (the "DIP
                                   Balance") plus the DIP L.C. Exposure divided
                                   by (ii) the sum of (a) the DIP Balance plus
                                   the DIP L.C. Exposure plus (b) the aggregate
                                   principal amount outstanding (including the
                                   maximum amount available to be drawn under
                                   outstanding letters of credit), as of the
                                   Effective Date, under the Old Credit
                                   Agreement. The share of such portion of New
                                   MEDIQ Preferred Stock to be received by each
                                   Holder of DIP Facility Claims shall be
                                   determined by dividing (a) such Holder's
                                   share of the DIP Balance plus such Holder's
                                   share of the DIP L.C. Exposure by (b) the DIP
                                   Balance plus the DIP L.C. Exposure.
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1B      Priority Claims            Cash equal to the amount of such Allowed
                                   Claim on the latest of (i) the Initial
                                   Distribution Date, (ii) the date that is 10
                                   days after the Allowance Date of such Claim,
                                   and (iii) the date when such Allowed Claim
                                   becomes due and payable according to its
                                   terms and conditions.
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2A      Old Credit Agreement       Pro Rata share of (i) Tranche B Notes in the
        Claims                     principal amount of $240 million, plus (ii)
                                   if such Holder is a Revolving Credit Lender
                                   (as defined in the Old Credit Agreement), the
                                   maximum exposure in respect of Letters of
                                   Credit (as defined in the Old Credit
                                   Agreement) issued under the Old Credit
                                   Agreement and outstanding on the Effective
                                   Date, plus (iii) the maximum exposure in
                                   respect of Letters of Credit available to be
                                   issued under the Exit Credit Facility, (b)
                                   payment in full in cash of all Old Credit
                                   Agreement Claims in respect of accrued and
                                   unpaid non-default interest and all fees,
                                   costs, and expenses and other amounts (other
                                   than principal) payable under the Old Credit
                                   Agreement, and (iii) a specified portion the
                                   New MEDIQ Preferred Stock. Such specified
                                   portion of the New MEDIQ Preferred Stock to
                                   be distributed to Holders of Old Credit
                                   Agreement Claims shall be determined by (A)
                                   multiplying the aggregate number of shares of
                                   the New MEDIQ Preferred Stock (650,000) by
                                   the number equal to (B) (i) the aggregate
                                   principal amount outstanding (including the
                                   maximum amount available to be drawn under
                                   outstanding Letters of Credit, as such term
                                   is defined in the Old Credit Agreement), as
                                   of the Effective Date,
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Class   Description                Treatment
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                                   under the Old Credit Agreement divided by
                                   (ii) the sum of (a) the DIP Balance plus the
                                   DIP L.C. Exposure plus (b) the aggregate
                                   principal amount outstanding (including the
                                   maximum amount available to be drawn under
                                   outstanding letters of credit), as of the
                                   Effective Date, under the Old Credit
                                   Agreement. The share of such specified
                                   portion of the New MEDIQ Preferred Stock to
                                   be received by each Holder of Old Credit
                                   Agreement Claims shall be determined by
                                   dividing (a) such Holder's principal amount
                                   outstanding (including the maximum amount
                                   available to be drawn under outstanding
                                   letters of credit) under the Old Credit
                                   Agreement by (b) the aggregate principal
                                   amount outstanding (including the maximum
                                   amount available to be drawn under
                                   outstanding letters of credit) under the Old
                                   Credit Agreement.
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2B      Secured Claims Against a   Each Allowed Class 2B Claim shall be
        Debtor                     Reinstated such that each Allowed Class 2B
                                   Claim shall be unimpaired
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3A, 3B, Allowed Unsecured Claims   Each Allowed Class 3A, 3B, 3C, 3D, 3E, 3F,
3C, 3D, Against PRN, MEDIQ         3G, 3H and 3I Claim shall be Reinstated such
3E, 3F, Imaging, MEDIQ             that each such claim shall be unimpaired.
3G, 3H, Investment, MEDIQ
3I      Management, MDTC,
        Value-Med, American
        Cardiovascular, MEDIQ
        Diagnostic, and MEDIQ
        Diagnostic I
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4       Senior Subordinated Notes  Pro Rata share of 350,000 shares of New MEDIQ
        Claims                     Common Stock, which shall collectively
                                   represent, as of the Effective Date, a 35%
                                   fully diluted equity interest in the common
                                   stock of Reorganized MEDIQ, after taking into
                                   account the interests of the New MEDIQ
                                   Preferred Stock, subject to dilution on a
                                   pari passu basis with all other equity
                                   holders in Reorganized MEDIQ on account of
                                   the management compensation arrangements to
                                   be effectuated pursuant to the Equity
                                   Incentive Plan. In accordance with the Senior
                                   Subordinated Notes Indenture, any
                                   distributions provided for under the Plan on
                                   account of the Senior Subordinated Notes
                                   Claims shall be made to the Senior
                                   Subordinated Notes Indenture Trustee for
                                   further distribution to the Holders of Senior
                                   Subordinated Notes Claims.
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5A      Allowed Unsecured Claims   On the Effective Date, all outstanding MEDIQ
        Against MEDIQ              Discount Debentures and MEDIQ Exchangeable
                                   Debentures shall be cancelled. No
                                   distribution of any kind shall be made on
                                   account of any Class 5A Claims under the
                                   Plan, and all such Claims shall be discharged
                                   and cancelled.
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5B      Allowed Deferred           Payment of $65,000 in cash, which shall
        Compensation Claims of     constitute reimbursement for attorneys' fees
        Messrs. Braverman,         and expenses, and a promissory note of
        Gleklen, Mathews, and      Reorganized PRN in the aggregate amount of
        Schloss, Jr.               $500,000, which note shall be payable in 12
                                   equal monthly installments commencing on the
                                   30/th/ day after the Effective Date. This
                                   promissory note shall be guaranteed by
                                   Reorganized MEDIQ, Reorganized American
                                   Cardiovascular, and Newco.
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Class   Description                Treatment
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6       MEDIQ Preferred Stock      On the Effective Date, all outstanding shares
        Interests                  of MEDIQ Preferred Stock shall be cancelled.
                                   No distribution of any kind shall be made on
                                   account of the MEDIQ Preferred Stock under
                                   the Plan.
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7       MEDIQ Common Stock         On the Effective Date, all outstanding shares
        Interests                  of MEDIQ Common Stock shall be cancelled. No
                                   distribution of any kind shall be made on account of the MEDIQ Common Stock under the Plan.
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The Plan provides that after the Effective Date, MEDIQ and PRN, as reorganized, shall continue to exist, with separate corporate identities ("Reorganized MEDIQ" and "Reorganized PRN," respectively). American Cardiovascular shall be reorganized ("Reorganized American Cardiovascular") on or after the Effective Date until the effective date of its dissolution in accordance with applicable Pennsylvania state law. Each of the other Plan Proponent Debtors shall be dissolved in accordance with the Delaware General Corporation Law and shall cease to exist as separate corporate entities on or prior to the Effective Date. Any tangible Assets (if any) of the Dissolved Entities shall be used to satisfy any remaining obligations of such Dissolved Entity (if any). Thereafter, any remaining assets of the Dissolved Entities shall be transferred to Reorganized PRN to be administered in accordance with the terms of the Plan. Similarly, on or prior to the Effective Date, any intellectual property of any Dissolved
Entity shall be transferred to Reorganized PRN to be administered in accordance with the Plan.

On the Effective Date, Reorganized MEDIQ and Reorganized PRN will amend and restate their respective charters. Reorganized MEDIQ's amended and restated charter shall provide that the number of authorized shares of Common Stock of Reorganized MEDIQ shall be 2,000,000 shares having a par value of $0.01 per share. As of the Effective Date, the respective Boards of Directors of Reorganized MEDIQ and Reorganized PRN shall each initially consist of five individuals, three of whom will be designated by the New Agent on behalf of the lenders under the Exit Credit Facility, one of whom shall be designated by the Reorganized Debtors' management, and one of whom will be designated by the Noteholders Committee's Representative, each of whom has been or will be disclosed to the Bankruptcy Court.

Under the Plan, MEDIQ/PRN Property Management LLC, a new Delaware limited liability company and a wholly-owned subsidiary of Reorganized PRN ("Newco"), shall be established on or before the Effective Date. All of the critical care, life support, and other movable medical equipment and therapeutic support surfaces that are owned by PRN and are rented, or held for rent, to PRN's customers shall be transferred by PRN to Newco as a capital contribution on the Effective Date and, thereafter, on a quaterly basis.

On May 29, 2001, MEDIQ had 1,203,714 shares of common stock, par value $.01 per share (together with any options, warrants, or rights, contractual or otherwise, to acquire shares of such common stock, the "MEDIQ Common Stock") and 8,340,949 shares of Series A preferred stock, 3,146,302 shares of Series B preferred stock and 3,264,438 shares of Series C preferred stock (collectively, the "MEDIQ Preferred Stock") issued and outstanding.

The Plan and Confirmation Order provide that on the Effective Date, the 13% Senior Discount Debentures due 2009 issued by MEDIQ pursuant to the MEDIQ Discount Debentures Indenture, the 7.5% Exchangeable Debentures due 2003 issued by MEDIQ pursuant to the MEDIQ Exchangeable Debentures Indenture, the 11% Senior Subordinated Notes due 2008 issued by PRN pursuant to the Senior Subordinated Notes Indenture, the MEDIQ Common Stock, the MEDIQ Preferred Stock, and any options, warrants, calls, subscriptions, or other similar rights or other agreements or commitments, contractual or otherwise, obligating any of the Plan Proponent Debtors to issue, transfer, or sell any shares of MEDIQ Common Stock or MEDIQ Preferred Stock shall be cancelled and the holders thereof shall

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have no rights, and such instruments shall evidence no rights, except the right to receive the distributions (if any) to be made to holders of such instruments under the Plan.

On the Effective Date, Reorganized MEDIQ shall issue 650,000 shares of new preferred stock (the "New MEDIQ Preferred Stock"), to be distributed to the Holders of Allowed Class 1A and Class 2A Claims in accordance with the Plan. Also on the Effective Date, Reorganized MEDIQ shall issue 350,000 shares of new common stock (the "New MEDIQ Common Stock") to be distributed to Holders of Allowed Class 4 Claims. The 350,000 shares of New MEDIQ Common Stock issued to the Holders of Allowed Class 4 Claims shall collectively represent, as of the Effective Date, a 35% fully diluted equity interest in the common stock of Reorganized MEDIQ, after taking into account the interests of the New MEDIQ Preferred Stock, subject to dilution on a pari passu basis with all other equity holders in Reorganized MEDIQ on account of the management compensation arrangements to be effectuated pursuant to the Equity Incentive Plan. The Holders of Allowed Class 1A and Class 2A Claims shall, in the aggregate, receive 650,000 shares of New MEDIQ Preferred Stock that collectively shall be convertible into common stock of Reorganized MEDIQ so as to provide Holders of the New MEDIQ Preferred Stock, as of the Effective Date, with a 65% fully diluted interest in the common equity of Reorganized MEDIQ, subject to dilution on a pari passu basis with all other equity holders in Reorganized MEDIQ on account of the management compensation arrangements to be effectuated pursuant to the equity incentive plan. All of the New MEDIQ Common Stock issued to the Holders of Allowed Class 4 Claims and the New MEDIQ Common Stock issuable upon the conversion of the New MEDIQ Preferred Stock shall be subject to a registration rights agreement.

Reorganized PRN, as borrower, shall enter into an Exit Credit Facility effective as of the Effective Date. Reorganized MEDIQ, Reorganized American Cardiovascular, and Newco will be guarantors under the Exit Credit Facility. The aggregate principal amount outstanding on the Effective Date under the Exit Credit Facility shall be (i) $240,000,000 plus (ii) the DIP Balance. In addition, all letters of credit outstanding under either the Old Credit Agreement or the DIP Facility as of the Effective Date shall continue to be outstanding under the Exit Credit Facility. The obligations under the Exit Credit Facility shall be evidenced by Tranche A Senior Secured Notes and Tranche B Senior Secured Notes to be issued pursuant to the Plan. The term of the Exit Credit Facility shall be twenty-four (24) months, although, provided that certain conditions precedent have been satisfied, Reorganized PRN shall have the opportunity to extend the term thereof for a period of up to an additional twenty-four (24) months, in exchange for the payment of certain fees.

The following are conditions precedent to the consummation of the Plan: (a) there has been (i) no Event of Default (as defined in the DIP Facility) that has not been waived by the applicable parties in accordance with the terms thereof and (ii) no acceleration under the DIP Facility; (b) there has been no Agreement Termination Event (as defined in the Lock-Up Agreement) under the Lock-Up Agreement that has not been waived by the applicable parties in accordance with the terms thereof; (c) the Confirmation Order shall have been entered on the docket by the Clerk of the Bankruptcy Court, and shall not have been reversed, stayed, modified, or amended, and as to which the time for filing a notice of appeal, or petition for certiorari, or request for reargument or further review or rehearing shall have expired; (d) the Plan Documents and all other documents provided for under, and necessary to effectuate the (i) terms of and (ii) actions contemplated under, the Plan shall be in form and substance reasonably satisfactory to the Noteholders Committee's Representative, the Agent, and the DIP Agent, and shall have been executed and delivered by the parties thereto, unless such execution or delivery has been waived in writing by the parties benefited by such documents, including, but not limited to, the following documents: (1) the Amended and Restated Certificates of Incorporation of Reorganized MEDIQ, Reorganized PRN and Reorganized American Cardiovascular and the Amended and Restated By-Laws of Reorganized MEDIQ and Reorganized PRN, (2) the Exit Credit Facility, and all instruments, certificates, agreements, and documents contemplated by Section 6.12 of the Plan; (3) the Tranche A Senior Secured Notes, (4) the
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Tranche B Senior Secured Notes, (5) the Guarantees and all instruments, certificates, agreements, and documents contemplated by Section 6.12 of the Plan; (6) Newco's limited liability company agreement and certificate of formation; (7) the respective non-competition agreements of Messrs. Regis H. Farrell, Kenneth R. Koester, and Steve Hansen; (8) the voting agreement by and between the initial Holders of the New MEDIQ Common Stock and the New MEDIQ Preferred Stock; (9) the Financial Services Consulting Agreement by and between Reorganized MEDIQ, Reorganized PRN, Reorganized American Cardiovascular and Casas, Benjamin & White; (10) the Bill of Sale and the rental services agreement between Reorganized PRN and Newco; (11) the Registration Rights Agreement, and
(12) the Equity Incentive Plan; (e) the Plan Proponent Debtors shall have satisfied all of their Obligations (as defined in the DIP Facility) under the DIP Facility; (f) the Amended and Restated Certificates of Incorporation of Reorganized MEDIQ, Reorganized PRN, and Reorganized American Cardiovascular shall have been filed with the applicable authority of each entity's jurisdiction of incorporation in accordance with such jurisdiction's corporation laws; (g) the new respective Boards of Directors of Reorganized MEDIQ, Reorganized PRN, and Reorganized American Cardiovascular shall have been appointed; (h) all authorizations, consents, and regulatory approvals required (if any) in connection with the effectiveness of the Plan shall have been obtained; (i) the Certificate of Formation of Newco shall have been duly executed and filed with the Secretary of State of the State of Delaware in accordance with the Delaware Limited Liability Company Act, and the Newco Transferred Assets shall have been transferred by PRN to Newco as a capital contribution; (j) the Plan Proponent Debtors shall have complied with all provisions of Section 12.7 of the Plan; and (k) the Effective Date shall occur no later than June 15, 2001.

As of April 30, 2001, the total assets of MEDIQ/PRN and its subsidiaries on a consolidated basis were $300,816,000 and the total liabilities of MEDIQ/PRN and its subsidiaries on a consolidated basis were $561,142,000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

2.1     Third Amended Joint Plan of Reorganization dated May 22, 2001


                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MEDIQ/PRN Life Support Services, Inc.



                            By:    /s/ Kenneth R. Koester
                                   -----------------------------------------
                                   Name:  Kenneth R. Koester
                                   Title: Senior Vice President and
                                          Chief Financial Officer

Dated:  June 7, 2001

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                                 EXHIBIT INDEX

 Exhibit No.                        Document                            Page
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2.1             Third Amended Joint Plan of Reorganization dated May 22,   9
                2001

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